Exhibit 99.1

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT

FIRST AMENDMENT, dated as of November 21, 2018 (this “Amendment”), by and among each of the Continuing Originators listed on the signature pages hereto (each, a “Continuing Originator”), CINCINNATI BELL FUNDING LLC, a Delaware limited liability company (the “Company”), CINCINNATI BELL INC., an Ohio corporation, as Servicer (“CB”), and HAWAIIAN TELCOM COMMUNICATIONS, INC., a Delaware corporation, HAWAIIAN TELCOM, INC., a Hawaii corporation, HAWAIIAN TELCOM SERVICES COMPANY, INC., a Delaware corporation, WAVECOM SOLUTIONS CORPORATION, a Hawaii corporation, and SYSTEMMETRICS CORPORATION, a Hawaii corporation, each as an Additional Originator (the “Additional Originators”) to the SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT, dated as of May 10, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among the Continuing Originators, as Originators, the Company and CB, as Servicer.

BACKGROUND:

A.              The parties to the Agreement desire to amend the Agreement to join each Additional Originator as an Originator (as such term is defined in the Agreement) thereunder.

B.               Each Additional Originator desires to join the Agreement as Originator thereunder on and from the date hereof.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.          Definitions.  Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Agreement or in the Receivables Financing Agreement (as such term is defined in the Agreement).

SECTION 2.          Amendments to the Agreement.  The Agreement is hereby amended as follows:

A.              Schedule I of the Agreement is hereby replaced in its entirety with Schedule I attached hereto.

B.               Schedule II of the Agreement is hereby replaced in its entirety with Schedule II attached hereto.

C.               Schedule III of the Agreement is hereby replaced in its entirety with Schedule III attached hereto.

D.               Schedule IV of the Agreement is hereby replaced in its entirety with Schedule IV attached hereto.

SECTION 3.          Joinder of Additional Originators.  Each Additional Originator hereby agrees that as of the date hereof it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to the Agreement.  From and after the later of the date hereof and the date that such Additional Originator has complied with all of the requirements of Section 4.3 of the Agreement, such Additional Originator shall be an Originator for all purposes of the Agreement and all other Transaction Documents.  Each Additional Originator hereby acknowledges that it has received copies of the Agreement and the other Transaction Documents and that each of the Administrative Agent and each Group Agent hereby acknowledges that this Amendment shall be deemed to satisfy the requirements of Section 4.3(b) of the Agreement.  Each Additional Originator hereby further acknowledges that it has received copies of the Monetization Intercreditor Agreement and consents and agrees to the terms thereof.

SECTION 4.          Representations and Warranties.  Each Additional Originator, the Company and CB hereby represents and warrants as follows:

  (a)             Representations and Warranties.  The representations and warranties made by it in the Agreement, as amended by this Amendment, are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date).

  (b)             Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, after giving effect to this Amendment, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part.  This Amendment and the Agreement, after giving effect to this Amendment, are such Person’s valid and legally binding obligations, enforceable in accordance with the terms thereof.

  (c)             No Default.  After giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event exists or shall exist.

SECTION 5.         Effect of Amendment.  All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “the Purchase and Sale Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement, after giving effect to this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement, other than as set forth herein.

SECTION 6.           Effectiveness.  The effectiveness of this Amendment is subject to the condition precedent that the Company, each Agent (as the Company’s assignees) and each Group Agent shall have received the following:

  (a)             duly executed counterparts of this Amendment from each of the parties hereto;

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  (b)             A copy of the resolutions of the board of directors of each Additional Originator approving this Amendment and the Agreement, after giving effect to this Amendment, certified by the Secretary or Assistant Secretary of such Additional Originator;

  (c)            Good standing certificates for each Additional Originator issued as of a recent date acceptable to the Company and each Agent (as the Company’s assignees) by the Secretary of State of the jurisdiction of such Additional Originator’s organization;

  (d)             A certificate of the Secretary or Assistant Secretary of each Additional Originator certifying the names and true signatures of the officers authorized on such Person’s behalf to sign this Amendment to be executed and delivered by it (on which certificate the Company, each Agent (as the Company’s assignees) may conclusively rely until such time as the Company and each Agent (as the Company’s assignees) shall receive from such Person a revised certificate meeting the requirements of this paragraph (d); and

  (a)             the certificate of incorporation, articles of incorporation or charter of incorporation (as applicable) of each Additional Originator, together with a copy of the by-laws of such Additional Originator, each duly certified by the Secretary or an Assistant Secretary of such Additional Originator.

SECTION 7.          Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

SECTION 8.         Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 9.          Severability.  If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Agreement.

SECTION 10.       Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

 [Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

CINCINNATI BELL FUNDING LLC

By:	/s/ Joshua T. Duckworth
	Name:	Joshua T. Duckworth
	Title:	Vice President, Treasury, Corporate Finance and Investor Relations

CINCINNATI BELL INC., as sole member of Cincinnati Bell Funding LLC

By:	/s/ Joshua T. Duckworth
	Name:	Joshua T. Duckworth
	Title:	Vice President, Treasury, Corporate Finance and Investor Relations

CINCINNATI BELL INC., as Servicer

By:	/s/ Joshua T. Duckworth
	Name:	Joshua T. Duckworth
	Title:	Vice President, Treasury, Corporate Finance and Investor Relations

First Amendment to
second A&R Purchase and Sale Agreement
(Cincinnati Bell)

CONTINUING ORIGINATORS:

CBTS TECHNOLOGY SOLUTIONS LLC,
CINCINNATI BELL TELEPHONE COMPANY LLC,
CINCINNATI BELL EXTENDED TERRITORIES LLC, and
CBTS VIRGINIA LLC, each as an Continuing Originator

By:	/s/ Joshua T. Duckworth
	Name:	Joshua T. Duckworth
	Title:	Vice President, Treasury, Corporate Finance and Investor Relations

ADDITIONAL ORIGINATORS:

HAWAIIAN TELCOM COMMUNICATIONS, INC.,
HAWAIIAN TELCOM, INC.,
HAWAIIAN TELCOM SERVICES COMPANY, INC.,
WAVECOM SOLUTIONS CORPORATION, and
SYSTEMMETRICS CORPORATION, each as an Additional Originator

By:	/s/ Joshua T. Duckworth
	Name:	Joshua T. Duckworth
	Title:	Vice President, Treasury, Corporate Finance and Investor Relations

First Amendment to
second A&R Purchase and Sale Agreement
(Cincinnati Bell)

Consented to:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:
/s/ Michael Brown
	Name:	Michael Brown
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent

By:
/s/ Michael Brown
	Name:	Michael Brown
	Title:	Senior Vice President

First Amendment to
second A&R Purchase and Sale Agreement
(Cincinnati Bell)

REGIONS BANK
as Purchaser Agent

By:
/s/ Kathy Myers
	Name:	Kathy Myers
	Title:	Vice President

First Amendment to
second A&R Purchase and Sale Agreement
(Cincinnati Bell)

Schedule I

LIST OF ORIGINATORS

1.	CBTS Technology Solutions LLC

2.	Cincinnati Bell Telephone Company LLC

3.	Cincinnati Bell Extended Territories LLC

4.	CBTS Virginia LLC

5.	OnX USA LLC

6.	Hawaiian Telcom Communications, Inc.

7.	Hawaiian Telcom, Inc.

8.	Hawaiian Telcom Services Company, Inc.

9.	Wavecom Solutions Corporation

10.	SystemMetrics Corporation

First Amendment to
second A&R Purchase and Sale Agreement
(Cincinnati Bell)
Schedule I-1